Third Quarter 2021 Earnings Presentation N O V E M B E R 1 , 2 0 2 1

2 D I S C L A I M E R IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as future financial and operational performance, including originations, revenue, pre-tax income, our addressable markets and our position in them, core operating expenses, debt capitalization and liquidity and earnings. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, the effects of competition on our business; our ability to attract and retain customers across all of our markets and products; financial, political and legal conditions; the future impact of COVID-19 pandemic or any other global event on our business and the global economy; our dependence on third-party lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; actions of regulators and the negative impact of those actions on our business; our ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations; ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties that could lead to errors in judging customers’ qualifications to receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers as well as other factors discussed in our filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that we presently do not know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason. NOTE: On March 10, 2021, we closed our acquisition of Flexiti. Throughout this presentation, we refer to addressable markets, customers we serve and growth opportunities after close of this transaction. NON-GAAP FINANCIAL MEASURES In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are not included in our consolidated financial statements); Adjusted Return on Average Assets; Adjusted Corporate, district, and other; and Adjusted Non-advertising costs of providing services. Such measures are intended as a supplemental measure of our performance that are not required by, or presented in accordance with, GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non-GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in the Company’s industry may define their own non-GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non-GAAP financial measures as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics are included on slides 14 to 18. All product names, logos, brands, trademarks and registered trademarks are property of their respective owners.

CURO at a Glance

Founded in 1997, CURO is a tech-enabled, omni-channel consumer finance company serving a full spectrum of non-prime consumers in the U.S. and non-prime and prime consumers in Canada

STRONG & EXPANDING PORTFOLIO OF BRANDS

SPEEDY CASH · RAPID CASH · CASH MONEY · AVIOCREDIT · opt+ · LENDDIRECT · revolve FINANCE · flexiti

BUSINESS OVERVIEW

Canada Direct Lending

Cash Money and **LendDirect** focus on non-prime open-end loans and payment protection insurance since 2018 in 201 stores in 8 provinces and online in 7 provinces

Canada Point-of-Sale Lending

Flexiti, an emerging growth Canadian point-of-sale ("POS") / buy-now-pay-later ("BNPL") provider

U.S. Direct Lending

Online in 27 states; 160 stores in 13 states

Market leader in revenue in fragmented non-prime market with diverse product set

Card Products

Revolve mobile app-enabled virtual checking account with FDIC-insured deposits allows customers to build banking history; **Opt+** reloadable debit card. Over 418,000 active accounts card programs as of September 2021 with nearly $5.0 million of TTM revenue

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CURO is a Full-Spectrum Consumer Lender 4 CURO covers all bases for how consumers access credit in the U.S. and Canada CONSUMER CREDIT ACCESS U.S. BRANDS CANADIAN BRANDS Direct Store / Branch Online & Mobile Card Credit Card / Debit Card POS Omni-channel Point-of-Sale Financing 1 Katapult is a publicly traded company in which CURO has an ownership interest. Katapult is not a CURO brand. 1

5 Consolidated Financial Performance Recap Loan Growth Across All Business Lines LOAN BALANCES 1 ($Millions) CASH BALANCES ($Millions) Sequential Revenue Growth across all businesses REVENUE ($Millions) ADJUSTED EBITDA2 ($Millions) ADJUSTED EPS2 $201 $221 $302$269 $287 $302 $276 $257 $292 $330 $344 $361 $391 $408 $444 $440 $344 $235 $245 $268 $218 $224 $233 $677 $731 $743 $620 $492 $537 $598 $763 $806 $926 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Canada POS Lending Canada Direct Lending U.S. $92 $62 $75 $139 $269 $205 $213 $135 $276 $206 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $0 $100 $200 $300 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revenue Net revenue $54 $67 $68 $66 $51 $36 $34 $64 $50 $38 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 $0.52 $0.71 $0.80 $0.77 $0.53 $0.27 $0.20 $0.69 $0.40 $0.15 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 1 Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. 2 Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 14 through 18.

6 Financial Performance: Canada Direct Lending Credit Quality Remains StrongConsistent Robust Loan Growth PAST DUE AR %1 LOAN BALANCES ($Millions) TRANSACTION MIX (by week) $269 $287 $302 $276 $257 $292 $330 $344 $361 $391 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 0% 2% 4% 6% 8% 10% 12% Apr-19 Oct-19 Apr-20 Oct-20 Apr-21 Oct-21 61+ DPD 31-60 DPD 1-30 DPD Solid demand and credit line increases fuel robust loan growth Strong revenue growth and operating leverage drove 68% Q3 YOY AEBITDA growth Credit performance remains stable and better than our expectations 10% 30% 50% 70% 90% J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 S e p -2 1 O c t- 2 1 Online Store $0 $10 $20 $30 $40 $50 $60 $70 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revenue Net revenue $12 $15 $20 $8 $16 $16 $22 $26 $29 $27 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revenue ($Millions) Adjusted EBITDA2 ($Millions) 2 Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slide 14. 1 Excludes Single Pay

$0K $5,000K $10,000K $15,000K $20,000K $25,000K $30,000K $35,000K 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 2019 2020 2021 Flexiti’s originations growth is accelerating: +127% growth YTD vs. 20201 7 1 YTD as of September 30, 2021 C$1.2 Billion in originations since inception - KEY STATS: achieved September 2021 +186% Growth in September originations1 vs. 2020 Published Weekly Originations SALES TRACKING TO ACHIEVE C$660M IN 2021 Black Friday Forecast GROWTH DRIVEN BY CANADA'S LEADING BIG-TICKET RETAILERS

Increased the Outlook for our Canadian Segments on September 28th 8 Expect to develop into Canada’s largest BNPL/POS lender1 Top 3 non-bank direct-to-consumer lender Revenue expected to grow from C$364 Million (previously C$342 Million) in 2021 to C$735 Million in 2023 (previously C$643 Million) Pre-tax income expected to grow from C$60 Million (previously C$47 Million) in 2021 to C$210 Million in 2023 (previously C$179 Million) Raised Revenue Outlook… Annual Revenue (C$Millions) Note: Please refer to page 2 for cautionary language regarding forward-looking statements. 1 Based on expected originations. 2 Excludes acquisition-related adjustments. …and Profitability Forecasts Annual Pre-Tax Income (C$Millions) $50 $50 $170 $175 $315 $335$292 $315 $310 $375 $328 $400 Canada Direct Lending Canada POS Lending 2021E 2022E 2023E $364 $480 $643 $342 $550 $735 2 -$45 -$45 -$12 -$12 $68 $70$92 $105 $101 $120 $111 $140 Canada Direct Lending Canada POS Lending 2021E 2022E 2023E $108 $47 $60 $89 $210 $179 8

9 Financial Performance: U.S. Credit Performance NormalizingU.S. Loan Balances Rise PAST DUE AR %2LOAN BALANCES1 ($Millions) TRANSACTION MIX (by week) $408 $444 $440 $344 $235 $245 $268 $218 $224 $233 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 1 Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs. 0% 5% 10% 15% 20% 25% 30% Apr-19 Oct-19 Apr-20 Oct-20 Apr-21 Oct-21 61+ DPD 31-60 DPD 1-30 DPD Stronger demand fueled healthy YOY and sequential loan growth (adjusted for run-off portfolios) Past due rate similar to 2020 exit levels on accelerating loan growth Loan loss provisioning on sequential loan growth and normalized operating expenses compared to pandemic levels reduced AEBITDA YOY 20% 30% 40% 50% 60% 70% 80% J a n -2 0 F e b -2 0 M a r- 2 0 A p r- 2 0 M a y -2 0 J u n -2 0 J u l- 2 0 A u g -2 0 S e p -2 0 O c t- 2 0 N o v -2 0 D e c -2 0 J a n -2 1 F e b -2 1 M a r- 2 1 A p r- 2 1 M a y -2 1 J u n -2 1 J u l- 2 1 A u g -2 1 S e p -2 1 O c t- 2 1 Online Store $0 $50 $100 $150 $200 $250 $300 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revenue Net revenue $42 $52 $47 $58 $35 $20 $12 $39 $19 $12 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revenue ($Millions) Adjusted EBITDA3 ($Millions) 3 Includes Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slide 14. 2 Excludes Single Pay

10 Relative sequential loan balances and credit quality affect provision for loan losses comparisons Provision for loan losses by product (USD, $Millions) $15 $17 $23 $19 $12 $12 $12 $5 $7 $8 $49 $49 $52 $40 $18 $16 $25 $11 $14 $17 $28 $37 $35 $27 $11 $15 $23 $10 $13 $23 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revolving LOC Installment - Company Owned Installment - CSO U.S. CANADA DIRECT LENDING AND CANADA POS LENDING $14 $15 $14 $22 $9 $10 $9 $8 $7 $11 $5 $6 $4 $6 $0 $1 $2 $1 $1 $3 $1 $3 $8 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Revolving LOC Installment - Company Owned POS Lending $6 $6 $0 -$11 -$25 $2 $5 -$14 -$5 -$1 $2 $1 -$1 $6 -$4 $2 $0 -$4 -$4 $2$1 $1 $6 $8 $8 -$2 -$6 -$28 $4 $5 -$17 -$7 $7 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 U.S. Canada Direct Lending Canada POS Total Net Impact: Provision for loan losses minus net charge-offs by segment (USD, $Millions)

CURO

Disciplined Expense Management

Lowered Adjusted Non-Advertising Costs of Providing Services to adjust to revenue pressures tied to COVID-19

Closed 49 U.S. stores through August:

- 25% of U.S. stores, but only 8% of U.S. store revenue in 2020
- Closed stores = annual operating costs of ~ $20 million
- Omni-channel platform allows customers to transition seamlessly online, to an adjacent store or to contact centers

Growth in Adjusted Corporate, District and Other Expenses from Canada POS Lending (acquired in March 2021)

Core operating expenses are anticipated to move higher as technology hiring increases, Canada POS Lending investments ramp and Advertising Expense normalizes

ADJUSTED NON-ADVERTISING COSTS OF PROVIDING SERVICES[1]

($ in millions)



Canada Direct Lending
Canada POS Lending
U.S.
$36
$16
2Q19
$37
$17
3Q19
$38
$16
4Q19
$36
$17
1Q20
$32
$15
2Q20
$31
$16
3Q20
$33
$16
4Q20
$31
$0.1
$17
1Q21
$30
$0.3
$18
2Q21
$30
$0.4
$18
3Q21

ADJUSTED CORPORATE, DISTRICT, AND OTHER EXPENSES[1]

($ in millions)



Canada Direct Lending
Canada POS Lending
U.S.
$28
$6
2Q19
$31
$6
3Q19
$29
$5
4Q19
$31
$5
1Q20
$24
$5
2Q20
$25
$5
3Q20
$31
$5
4Q20
$33
$2
$6
1Q21
$30
$7
$6
2Q21
$33
$13
$6
3Q21

ADVERTISING EXPENSE

($ in millions)



Canada Direct Lending
Canada POS Lending
U.S.
$11
$2
2Q19
$14
$2
3Q19
$15
$1
4Q19
$11
$1
1Q20
$5
$0
2Q20
$13
$1
3Q20
$11
$1
4Q20
$7
$1
1Q21
$6
$1
2Q21
$8
$1
3Q21

[1] Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within slides 16 and 17.

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Strong Debt Capitalization and Liquidity

Well-Positioned Funding for Growth Supported by High-Quality Partners



2021
2022
2023
2024
2025
2026
2027
2028
Q1 Q2 Q3 Q4
Interest Rate
7.50% Senior Notes
7.50%[1]
U.S. SPV
1-Mo LIBOR + 6.25%[2]
Flexiti Warehouse Facility
3-Mo CDOR + 4.40%
Canada SPV
3-Mo CDOR + 6.75%
U.S. Revolver
1-Mo LIBOR + 5.00%
Canada Revolver
Canada Prime Rate +1.95%

[1] On July 30, 2021, we closed our $750 million aggregate principal amount of new 7.50% Senior Secured Notes, which was used to redeem our $690.0 million 8.25% Senior Secured Notes due 2025.

[2] September 30, 2021 commitment and capacity of $1,532 million includes actual amounts available under CURO's legacy facilities plus total CAD $500 million commitments under the Flexiti Warehouse Facility as of September 30, 2021.

CURO

Proven Access to Diverse Funding Sources[2]



U.S. Revolver Capacity
Canada SPV Commitment
Flexiti Warehouse Facility Commitment
U.S. SPV Commitment
Senior Notes
$695
$765
$877
$877
$977
$1,077
$1,472
$1,472
$1,532
Dec-16
Dec-17
Dec-18
Dec-19
Jun-20
Dec-20
Mar-21
Jun-21
Sep-21

Strong Cash Position: Leverage Affected by COVID-19

($Millions)	2019	2020	Mar-21	Jun-21	Sep-21
Unrestricted Cash	$75.2	$213.3	$135.4	$276.4	$205.8
LTM Adj. ROAA[5]	13.2%	6.6%	5.8%	5.0%	4.6%
Debt/LTM Adj. EBITDA[4]	3.0x	4.4x	5.4x	5.5x	6.1x
Recourse Debt/LTM Adj. EBITDA[4]	2.6x	3.6x	3.7x	3.7x	3.9x

[3] Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included slides 14 through 19.

[4] Debt balances are net of deferred interest costs; Recourse Debt excludes U.S. and Canada SPV debt and Flexiti SPE debt.

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13 Appendix

Historical Consolidated Adjusted EBITDA Reconciliation

($Millions)	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Income (Loss) from continuing operations	**$17.7**	**$28.0**	**$29.6**	**$36.0**	**$21.1**	**$12.9**	**$4.5**	**$25.7**	**$104.5**	**$(42.0)**
Provision (Benefit) for Income Taxes	7.5	11.2	9.8	1.9	1.1	(0.8)	3.7	8.4	34.2	(13.4)
Interest Expense	17.0	17.4	17.7	17.3	18.3	18.4	18.7	19.5	23.5	25.8
Depreciation and Amortization	4.7	4.6	4.5	4.6	4.4	4.4	4.2	5.0	7.4	7.3
EBITDA	$46.8	$61.2	$61.5	$59.8	$44.9	$34.8	$31.1	$58.7	$169.5	$(22.3)
U.K. Related Costs[1]	0.7	0.3	-	-	-	-	-	-	-	-
Loss (income) from equity method investment[2]	3.7	1.4	1.2	1.6	(0.7)	(3.5)	(1.9)	(0.5)	(1.7)	1.6
Gain from equity method investment[3]	-	-	-	-	-	-	-	-	(135.4)	-
Share-based compensation[4]	2.6	2.8	2.7	3.2	3.3	3.4	3.0	2.7	3.5	4.0
Restructuring costs[5]	-	-	-	-	-	-	-	-	5.8	5.6
Legal and other costs[6]	-	0.9	1.8	0.9	0.8	1.0	0.2	-	-	0.4
Acquisition-related adjustments[7]	-	-	-	-	-	-	-	-	5.5	4.3
Change in fair value of contingent consideration[8]	-	-	-	-	-	-	-	-	-	3.8
Loss on extinguishment of debt[9]	-	-	-	-	-	-	-	-	-	40.2
Canada GST adjustment[10]	-	-	-	-	2.2	-	-	-	-	-
Transaction costs[11]	-	-	0.3	0.2	0.1	0.4	2.0	3.2	3.2	0.1
Other Adjustments[12]	(0.2)	0.5	(0.1)	-	0.6	0.0	(0.0)	(0.2)	(0.1)	(0.1)
Adjusted EBITDA	$53.7	$67.1	$67.5	$65.8	$51.1	$36.1	$34.3	$63.8	$50.3	$37.6
Adjusted EBITDA Margin	*20.3%*	*22.6%*	*22.3%*	*23.4%*	*28.0%*	*19.8%*	*17.0%*	*32.4%*	*26.8%*	*18.0%*

For a description of each addback, refer to slide 17.

14

Historical Consolidated Adjusted Net Income Reconciliation

($Millions)	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Net Income (Loss) from continuing operations	**$17.7**	**$28.0**	**$29.6**	**$36.0**	**$21.1**	**$12.9**	**$4.5**	**$25.7**	**$104.5**	**$(42.0)**
U.K. Related Costs[1]	0.7	0.3	-	-	-	-	-	-	-	-
Loss (income) from equity method investment[2]	3.7	1.4	1.2	1.6	(0.7)	(3.5)	(1.9)	(0.5)	(1.7)	1.6
Gain from equity method investment[3]	-	-	-	-	-	-	-	-	(135.4)	-
Share-based compensation[4]	2.6	2.8	2.7	3.2	3.3	3.4	3.0	2.7	3.5	4.0
Restructuring costs[5]	-	-	-	-	-	-	-	-	5.8	5.6
Legal and other costs[6]	-	0.9	1.8	0.9	0.8	1.0	0.2	-	-	0.4
Acquisition-related adjustments[7]	-	-	-	-	-	-	-	-	5.5	4.3
Change in fair value of contingent consideration[8]	-	-	-	-	-	-	-	-	-	3.8
Loss on extinguishment of debt[9]	-	-	-	-	-	-	-	-	-	42.3
Canada GST adjustment[10]	-	-	-	-	2.2	-	-	-	-	-
Transaction costs[11]	-	-	0.3	0.2	0.1	0.4	2.0	3.2	3.2	0.1
Intangible asset amortization[13]	0.8	0.7	0.6	0.7	0.8	0.8	0.7	0.8	1.9	1.8
Income tax valuations[14]	-	-	-	-	(3.5)	-	-	-	-	-
Impact of tax law changes[15]	-	-	-	(9.1)	-	(2.1)	-	-	-	-
Cumulative tax effect of adjustments[16]	(1.1)	(1.2)	(1.4)	(1.3)	(1.9)	(1.4)	0.1	(1.7)	30.2	(15.1)
Adjusted net income from continuing operations	**$24.4**	**$32.9**	**$34.8**	**$32.2**	**$22.2**	**$11.3**	**$8.6**	**$30.1**	**$17.4**	**$6.4**
Net income (loss) from continuing operations	**$17.7**	**$28.0**	**$29.6**	**$36.0**	**$21.1**	**$12.9**	**$4.5**	**$25.7**	**$104.5**	**$(40.2)**
Diluted Weighted Average Shares Outstanding	47.1	46.0	43.2	41.9	41.5	41.8	42.6	43.6	43.7	41.2
Adjusted Diluted Weighted Average Shares Outstanding[17]	47.1	46.0	43.2	41.9	41.5	41.8	42.6	43.6	43.7	43.3
Diluted (Loss) Earnings per Share from Continuing Operations	$0.38	$0.61	$0.68	$0.86	$0.51	$0.31	$0.11	$0.59	$2.39	$(1.02)
Per share impact of adjustments to net income (loss) from Continuing Operations	$0.14	$0.10	$0.12	($0.09)	$0.02	($0.04)	$0.09	$0.10	($1.99)	$1.17
Adjusted Diluted Earnings per Share from Continuing Operations	**$0.52**	**$0.71**	**$0.80**	**$0.77**	**$0.53**	**$0.27**	**$0.20**	**$0.69**	**$0.40**	**$0.15**

For a description of each addback, refer to slide 17.

15

Adjusted Operating Expense Reconciliation

($Millions)	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021[1]	Q2 2021	Q3 2021
Corporate, district and other	**$35.3**	**$38.7**	**$37.1**	**$42.8**	**$36.8**	**$36.7**	**$43.6**	**$48.8**	**$59.6**	**$61.7**
Less:										
Depreciation and Amortization	1.8	1.8	1.8	1.9	1.9	1.8	1.8	2.6	5.2	5.3
Share-based compensation[4]	2.6	2.8	2.7	3.2	3.3	3.4	3.0	2.7	3.5	4.0
Legal and other costs[6]	-	0.9	2.2	0.9	0.9	1.4	2.2	-	-	0.4
Transaction costs[11]	-	-	-	0.2	-	-	-	3.2	3.2	0.1
Restructuring costs[5]	-	-	-	-	-	-	-	-	5.0	0.7
U.K. related costs[1]	0.7	0.3	-	-	-	-	-	-	-	-
Canada GST Adjustment[10]	-	-	-	-	2.2	-	-	-	-	-
Add:										
Reclass Ad Astra pre-acquisition[18]	3.7	3.6	3.6	-	-	-	-	-	-	-
Adjusted Corporate, district and other	**$33.8**	**$36.4**	**$34.0**	**$36.6**	**$28.5**	**$30.0**	**$36.7**	**$40.4**	**$42.8**	**$51.2**
Non-advertising costs of providing services	**$58.3**	**$60.3**	**$60.3**	**$55.4**	**$49.6**	**$49.3**	**$51.5**	**$50.3**	**$50.8**	**$54.9**
Less:										
Depreciation	2.8	2.8	2.7	2.6	2.6	2.5	2.4	2.4	2.2	2.0
Restructuring costs[4]	-	-	-	-	-	-	-	-	0.8	4.9
Reclass Ad Astra pre-acquisition[7]	3.7	3.6	3.6	-	-	-	-	-	-	-
Adjusted Non-advertising costs of providing services	**$51.8**	**$54.0**	**$54.0**	**$52.7**	**$47.0**	**$46.7**	**$49.1**	**$47.9**	**$47.9**	**$48.0**
Advertising	$12.8	$16.4	$16.4	$12.2	$5.8	$14.4	$12.2	$8.0	$7.0	$9.7
Adjusted Non-advertising costs of providing services	51.8	54.0	54.0	52.7	47.0	46.7	49.1	47.9	47.9	48.0
Adjusted Corporate, district and other	33.8	36.4	34.0	36.6	28.5	30.0	36.7	40.4	42.7	51.2
Total Core Costs	**$98.4**	**$106.8**	**$104.4**	**$101.5**	**$81.3**	**$91.2**	**$97.9**	**$96.3**	**$97.7**	**$108.9**

For a description of each addback, refer to slide 17.

[1] Only includes expenses for Canada POS segment from March 10, 2021 – March 31, 2021

16

17 # Description 1 U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs. 2 The amounts reported includes our share of estimated U.S. GAAP net (income) loss of Katapult. 3 During the nine months ended September 30, 2021, we recorded an additional gain on our investment in Katapult of $135.4 million. The gain represents cash we received, net of the basis of our investment in Katapult, upon the completion of the business combination between Katapult and FinServ. 4 The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period. 5 Restructuring costs for the three and nine months ended September 30, 2021 resulted from U.S. store closures and consisted of (i) severance costs for store employees, (ii) lease termination costs, and (iii) accelerated depreciation, partially offset by the net write-off of right-of-use ("ROU") assets and lease liabilities. 6 Legal and other costs for the three and nine months ended September 30, 2021 included costs related to certain legal matters. Legal and other costs for the year ended December 31, 2020 included costs for certain litigation and related matters of $2.4 million and severance costs for certain corporate employees of $0.5 million. Legal and other costs for the year ended December 31, 2019 included (i) costs related to certain securities litigation and related matters of $2.5 million, (ii) legal and advisory costs of $0.3 million related to the repurchase of shares from Friedman Fleischer & Lowe Capital Partners II, L.P. and its affiliated investment funds ("FFL“), and (iii) $1.8 million due to eliminating 121 positions in North America in the first quarter. 7 Acquisition-related adjustments for the nine months ended September 30, 2021 relate to the acquired Flexiti loan portfolio as of March 10, 2021. 8 In connection with our acquisition of Flexiti, we recorded a $3.8 million adjustment related to the fair value of the contingent consideration for the three months ended September 30, 2021. 9 On July 30, 2021, we entered into new 7.50% Senior Secured Notes due 2028, which were used on August 12, 2021 to extinguish the 8.25% Senior Secured Notes due 2025. During the three months ended September 30, 2021, $40.2 million from the loss on the extinguishment of debt in determining Adjusted EBITDA was due to the early redemption of the 8.25% Senior Secured Notes due 2025. An additional $2.1 million of interest was incurred for the three months ended September 30, 2021 in determining Adjusted Net income, which represents interest on the 8.25% Senior Secured Notes due 2025 for the period between July 30, 2021 and August 12, 2021. This is the period during which the 8.25% Senior Secured Notes and 7.50% Senior Secured Notes were outstanding. 10 The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due. 11 Transaction costs for the nine months ended September 30, 2021 relate to the Katapult and FinServ business combination and the acquisition of Flexiti. Transaction costs for the year ended December 31, 2020 relate to legal and advisory costs related to the Katapult transaction and the acquisition of Flexiti. Transaction costs for the year ended December 31, 2019 relate to legal and advisory costs related to the acquisition of Ad Astra, which closed January 3, 2020. 12 Other adjustments include the intercompany foreign exchange impact. 13 The amortization expense on intangible assets through March 31, 2021 was recognized on a straight-line basis over the life of the intangible asset. Intangible asset amortization for periods after March 31, 2021 is in connection with the Flexiti acquisition. 14 In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for certain entities in Canada. 15 On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September 30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from tax years 2018 and 2019. 16 Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country. 17 We calculate Adjusted Diluted Earnings per Share utilizing diluted shares outstanding as of September 30, 2021. If we record a loss from continuing operations under U.S. GAAP, shares outstanding utilized to calculate Diluted Earnings per Share from continuing operations are equivalent to basic shares outstanding. Shares outstanding utilized to calculate Adjusted Earnings per Share from continuing operations reflect the number of diluted shares we would have reported if reporting Net income from continuing operations under U.S. GAAP. 18 Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs. Description of adjustments for Consolidated Adjusted EBITDA, Consolidated Adjusted Net Income and Adjusted Operating Expense Reconciliations

18 Historical Gross Combined Loan Receivables ($Millions) 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Company-owned gross loans receivable $609.6 $657.6 $665.8 $564.4 $456.5 $497.4 $553.7 $731.0 $769.3 $882.4 Gross loans receivable guaranteed by the Company $67.3 $73.1 $76.7 $55.9 $34.1 $39.8 $44.1 $32.4 $37.1 $43.4 Gross combined loans receivable $676.9 $730.7 $742.5 $620.3 $490.6 $537.2 $597.8 $763.4 $806.4 $925.8 Note: Subtotals may not sum due to rounding. The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue and for which we provide a guarantee to the lender.

19 Adjusted ROAA Reconciliations ($Millions) 2019 2020 Mar-21 Jun-21 Sep-21 Total assets $1,081.9 $1,183.0 $1,407.6 $1,544.6 $1,592.1 Average assets $983.3 $1,132.4 $1,241.3 $1,335.8 $1,359.3 LTM Adjusted Net Income from Continuing Operations $130.1 $74.3 $72.2 $67.4 $62.5 LTM Adjusted ROAA 13.2% 6.5% 5.8% 5.0% 4.6%